UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

    MYREXIS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

MYREXIS, INC.

To Be Held On:

November 11, 2010 at 9:00 a.m., local time

at 305 Chipeta Way, Salt Lake City, Utah 84108

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before October 28, 2010.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16182, where the following materials are available for view:

	•Notice of Annual Meeting of Stockholders	•Form of Electronic Proxy Card

	•Proxy Statement	•Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 1-718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.  Election of the two nominees named below as Class I directors for a term to expire at the 2013 annual meeting of stockholders with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

NOMINEES:
Adrian N. Hobden, Ph.D.
Timothy R. Franson, M.D.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” BOTH NOMINEES FOR DIRECTOR.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Please note that you cannot use this notice to vote by mail.	For more information about Myrexis and the 2010 Annual Meeting, including directions to our offices, you can visit the company’s website at www.myrexis.com.